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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 of 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  May 26, 1997
                                                ----------------


                          Central Garden & Pet Company
                          ----------------------------
             (Exact name of registrant as specified in its charter)



      Delaware                        0-20242                   68-0275553
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(State or other jurisdiction      (Commission File          (IRS Employer
   of incorporation)                     Number)             Identification No.)


3697 Mt. Diablo Boulevard, Lafayette, California                  94549
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   (Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code   (510) 283-4573
                                                     --------------


                                  Inapplicable
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          (Former name or former address if changed since last report)


Exhibit Index located on page 3
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Item 2.   Acquisition or Disposition of Assets
          ------------------------------------

          On May 26, 1997, Central Garden & Pet Company ("Central") issued a press release announcing the consummation of the acquisition of the assets comprising the flea and tick protection business in the United States and Canada of Sandoz, Ltd. ("Sandoz Flea and Tick") for $31 million in cash.

Item 7.   Financial Statement and Exhibits
          --------------------------------

          (a)(1) Financial Statements relating to Sandoz Flea and Tick will be filed by amendment to this Form 8-K not later than 60 days after this Report on Form 8-K must be filed.

          (a)(2) Accountants' report will be filed by amendment to this Form 8-K not later than 60 days after this Report on Form 8-K must be filed.

          (b)(1) Pro Forma Condensed Financial Information will be filed by amendment to this Form 8-K not later than 60 days after this Report on Form 8-K must be filed.

          (c)       See attached Exhibit Index.

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                                 EXHIBIT INDEX



Number         Exhibit
------         -------

1.1            Press Release dated May 26, 1997.

1.2 Amended and Restated Asset Purchase Agreement, dated as of February 3, 1997, as amended by Amendment No. 1 thereto, dated as of April 22, 1997, and Amendment No. 2 thereto, dated as of May 23, 1997.

* The schedules and exhibits to this agreement, as amended, as set forth in the Table of Contents on page (v), have not been filed herewith, pursuant to Item 601(b)(2) of Regulation S-K. The Registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request.

                                       3
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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CENTRAL GARDEN & PET COMPANY



                              By /s/ Robert B. Jones
                                 -------------------------------
                                 Robert B. Jones, Vice President
                                 and Chief Financial Officer

Dated:  May 29, 1997

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